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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): July 10, 2002


                               ACADIA REALTY TRUST
             (Exact name of registrant as specified in its charter)


           Maryland                     1-12002                23-2715194
       (State or other                (Commission           (I.R.S. Employer
jurisdiction of incorporation)        File Number)         Identification No.)



                        20 Soundview Marketplace
                       Port Washington, New York              11050
               (Address of principal executive offices)     (Zip Code)


                                 (516) 767-8830
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)



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ITEM 5. Other Events

On July 10, 2002, the Registrant, Acadia Realty Trust, issued a press release announcing the upward revision of earnings guidance for the year ending December 31, 2002 and the pending acquisition of three supermarket-anchored shopping centers. The closing is contingent on receiving the lenders' consent permitting the assumption of two fixed-rate loans as well as other customary closing conditions. A copy of the press release is included as an exhibit to this filing.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1     Press release dated July 10, 2002


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ACADIA REALTY TRUST
                                            (Registrant)


Date: July 11, 2002                      By: /s/ Perry Kamerman
                                            ----------------------------------
                                             Name:  Perry Kamerman
                                             Title: Senior Vice President and
                                                    Chief Financial Officer


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